UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of PayPal Holdings, Inc. (the “Company”) held on May 21, 2020 (the “Annual Meeting”), the stockholders:
1.Elected the 11 director nominees named in the Company’s 2020 Proxy Statement to serve as directors until the Company’s 2021 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
2.Approved the advisory vote on named executive officer compensation;
3.Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2020;
4.Did not approve the stockholder proposal titled “Stockholder Right to Act by Written Consent”; and
5.Did not approve the stockholder proposal titled “Human and Indigenous Peoples’ Rights”.

Set forth below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to each matter presented at the Annual Meeting.

1.Election of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Rodney C. Adkins	858,284,229	47,828,233	2,330,083	107,716,194
Jonathan Christodoro	705,621,832	200,304,762	2,515,951	107,716,194
John J. Donahoe	873,206,554	32,027,898	3,208,093	107,716,194
David W. Dorman	876,842,035	29,292,892	2,307,618	107,716,194
Belinda J. Johnson	904,008,364	2,206,343	2,227,838	107,716,194
Gail J. McGovern	886,392,348	19,814,236	2,235,961	107,716,194
Deborah M. Messemer	903,992,409	2,189,247	2,260,889	107,716,194
David M. Moffett	897,531,221	8,613,687	2,297,637	107,716,194
Ann M. Sarnoff	904,004,464	2,193,058	2,245,023	107,716,194
Daniel H. Schulman	903,754,398	2,423,665	2,264,482	107,716,194
Frank D. Yeary	903,780,223	2,347,959	2,314,363	107,716,194

2.Advisory Vote to Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
733,801,274	171,433,075	3,208,196	107,716,194

3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2020.

Votes For	Votes Against	Abstentions
992,838,585	20,168,662	3,151,492

4.Stockholder Proposal: Stockholder Right to Act by Written Consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
379,617,163	524,802,726	4,022,656	107,716,194

5.Stockholder Proposal: Human and Indigenous Peoples’ Rights.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,008,353	809,560,638	15,873,554	107,716,194

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: May 26, 2020	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary